UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2004

CHOICE HOTELS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13393	52-1209792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10750 Columbia Pike, Silver Spring, Maryland	20901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 592-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 10, 2004, the Board of Directors of Choice Hotels International, Inc. (the “Company”) elected Gordon Smith as a Class II director of the Company, for a term expiring at the May 2005 Annual Meeting of Shareholders. Mr. Smith was also appointed to the Compensation/Key Executive Stock Option Plan Committee of the Board of Directors.

The Company also announced that William L. Jews, a Class II director of the Company, has indicated to the Company that he will not stand for re-election at the May 2005 Annual Meeting of Shareholders.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release announcing Mr. Smith’s election, which is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibit 99.1—Press Release issued by Choice Hotels International, Inc. dated December 10, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2004	/s/ Joseph M. Squeri
Joseph M. Squeri
Executive Vice President and Chief Financial Officer